                                   EXHIBIT 24
                                   ----------


                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ A. Grant Bowen
                                          ------------------------------
                                          A. Grant Bowen
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                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ E. David Crockett
                                          ------------------------------
                                          E. David Crockett

                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ Peter J. Kight
                                          ------------------------------
                                          Peter J. Kight

                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ Jerry D. Miller
                                          ------------------------------
                                          Jerry D. Miller

                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ James V. Pickett
                                          ------------------------------
                                          James V. Pickett

                               POWER OF ATTORNEY


  Know all men by these presents, that the undersigned hereby constitutes and appoints Jeffrey M. Wilkins and William H. Largent, and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), any common shares, $.10 par value (the "Shares"), of Metatec Corporation, a Florida corporation (the "Company"), and to a sign Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the 1933 Act 600,000 Shares of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.



Dated:  April 24, 1996                    /s/ Gregory T. Tillar
                                          ------------------------------
                                          Gregory T. Tillar